DEAR FELLOW SHAREHOLDER:

  PERFORMANCE REVIEW: Calendar 1996 marked completion of just under ten years of operation for Duff & Phelps Utilities Income Inc. The Fund again paid twelve monthly six cent per share dividends. In addition, 1996 was the eighth of the last nine years that your Fund paid a year-end "extra" dividend. For 1996 the "extra" was two cents per share. The six cent monthly rate, without compounding, would be seventy-two cents annualized or an 8.35% common stock dividend yield based on the December 31, 1996 closing price of $8.625 per share. That yield compares favorably with the 1996 year-end 5.33% yield on the Dow Jones Utility Index, the 5.05% yield on the S&P Utilities Index, and the 3.40% yield of the Lipper Utility Funds.

  During calendar year 1996, both electric and telecommunication companies securities were buffeted by two major factors. First, these utility securities continued to be sensitive to changes in long term interest rates. Second, continued investor concerns about the outcome of competition in the telecommunication and electric generation businesses depressed valuations.

  Depressed valuations are particularly noteworthy among electric companies as they move into a more competitive environment. The basic investor concern is that as consumer access to a variety of electricity suppliers increases, the price for electricity will fall. Already many utilities are discounting prices to large customers in return for long term contracts. Also, many large industrial users have threatened to build their own generation plants unless they get favorable electric rate treatment.

  In response to the increasing competitive environment, the Fund has made investments in faster growing companies in the telecommunication and power industries both domestically and internationally, and in real estate investment trusts (REITs) to enhance income to the shareholder. High quality investments continue to be a hallmark of the portfolio.

  Your Fund had a total return for the year 1996 of 4.7%. By comparison, the broad based S&P Utilities Index had a total return of 3.1% for the year. The S&P Utilities Index is comprised of forty utility companies. Nineteen of the twenty largest capitalized electric companies are represented in the S&P Utilities Index. Due to the size of your Fund ($2.4 billion in assets), the portfolio tends to focus on these larger capitalization stocks in order to obtain liquidity. This capitalization bias also provides the Fund geographic diversity.

  Investors are also interested in performance relative to inflation--the maintenance of purchasing power. The total return for the Fund's shareholders compared with the Consumer Price Index is shown below. Shareholder performance is net of expenses and assumes that all distributions were reinvested in accordance with the terms of the Fund's dividend reinvestment plan and rights offerings. Fund shareholders have had returns dramatically higher than inflation.

                           [BAR CHARTS APPEAR HERE]

                               DNP*     INFLATION**
                              ------    -----------
1 Year Ended 12/31/96           4.7%        3.3%
Since 1/87 Inception          111.3%       43.6%

--------
   *Total return of a Fund's shareholder in the Fund's Automatic Dividend
    Reinvestment Plan.
  **Consumer Price Index.

  IS THE INTERNET A NEW SOURCE OF TELECOMMUNICATIONS COMPETITION?--YOU, YOUR COMPUTER, AND THE PHONE COMPANY: The Internet, which began as computer links between corporate research, national defense, and academia, has matured with the personal computer industry into an active information and goods marketplace for anyone with access to a computer. The maturation was nurtured by the FCC (Federal Communications Commission) which gave Internet service providers access to the local telephone network without charge in 1983. In essence, computer based Internet customers use the same local telephone network facilities as telephone voice callers without paying a telephone company fee. Further, some Internet users are able to pay a flat hourly Internet fee to use the network for making long distance calls, again avoiding traditional telephone charges.

  Despite the fact that local phone companies profit from installing second phone lines to frequent Internet user locations, the ability to capture a fee for telephone wire use is a much larger revenue item and remains a high priority among the phone companies. As Internet usage grows, are phone companies in real danger of losing significant telecommunications business and fees to the Internet? We think not yet given the current technology. In terms of ease of use, convenience, and service quality, you cannot beat your traditional local and long distance telephone service provider.

  Contrary to what one might think given the current national trend to deregulate vast industries, such as telecommunications, the Federal Government is studying how to deal with and regulate the Internet. A team of civil servants has been selected to, among other things, investigate options for a tax collection system capable of capturing revenues from burgeoning Internet commerce. Further, the FCC has recently indicated it would study system changes to allow local telephone companies to charge Internet users access charges. The days of "free" Internet telephone may be numbered, and the days of regulated Internet communication competition beginning.

  Your Fund managers see industry evolution as an investment challenge and opportunity. The opportunities and challenges are to select those companies that will be more successful and avoid those companies that will be less successful. Experience, research, and patience should pay off for investors.

  QUARTERLY BOARD MEETING: At the January 1997 Board meeting, Richard J. Spletzer (59) was promoted to Executive Vice President from Senior Vice President. Mr. Spletzer remains Chief Investment Officer. In addition, the Board of Directors elected Mr. Nathan I. Partain (40) as Senior Vice President and Assistant Secretary, and Mr. Michael Schatt (49) as Vice President.

  Also at the quarterly Board meeting, the Board of Directors declared the following monthly dividends:

      DIVIDENDS PER SHARE                RECORD DATE                           PAYABLE DATE
      -------------------                -----------                           ------------
            6 cents                         2/4/97                               2/10/97
            6 cents                        2/28/97                               3/10/97
            6 cents                        3/31/97                               4/10/97

  AUTOMATIC DIVIDEND REINVESTMENT PLAN AND DIRECT DEPOSIT SERVICE: The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

  For those shareholders whose shares are held for them by a brokerage house or nominee in "street-name", you may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with you since the Fund does not have your name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other noiminee.

  As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York.

 For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York. You can contact the Advisor, Administrator, or The Bank of New York by calling the Fund's toll free number of 1-800-680-4DNP.

  We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen                             /s/ Calvin J. Pedersen

Claire V. Hansen, CFA                            Calvin J. Pedersen, CFA
Chairman                                         President and Chief Executive
                                                 Officer

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Duff & Phelps Utilities Income Inc.:

  We have audited the accompanying balance sheet of DUFF & PHELPS UTILITIES INCOME INC. (a Maryland corporation), including the schedule of investments, as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utilities Income Inc. as of December 31, 1996, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years indicated thereon, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Chicago, Illinois,
January 31, 1997

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996
COMMON STOCKS--69.4%

                                                                      MARKET
                                                                      VALUE
  SHARES   COMPANY                                                   (NOTE 1)
 --------- -------                                                --------------
           ELECTRIC--45.5%
 1,733,000 Baltimore Gas & Electric Co.........................   $   46,357,750
 1,818,600 Boston Edison Co....................................       48,874,875
 2,017,900 Carolina Power & Light Co...........................       73,653,350
 1,036,000 Central and South West Corp.........................       26,547,500
 1,635,000 CINergy Corp........................................       54,568,125
   705,000 CIPSCO Inc..........................................       25,468,125
 1,352,700 CMS Energy Corp.....................................       45,484,537
 1,265,000 DQE Incorporated....................................       36,685,000
   215,500 DTE Energy Co.......................................        6,976,812
   780,000 Duke Power Co.......................................       36,075,000
 1,025,900 Eastern Utilities Associates........................       17,825,012
   550,000 Edison International................................       10,931,250
   560,000 Empresa National De Electricidad ADR................       39,200,000
 1,447,800 FPL Group Inc.......................................       66,598,800
 2,050,000 GPU Inc.............................................       68,931,250
 1,865,400 Illinova Corp.......................................       51,298,500
 1,600,800 IPALCO Enterprises Inc..............................       43,621,800
 1,141,800 LG&E Energy Corp....................................       27,974,100
   686,500 National Power PLC ADR..............................       23,255,188
 1,278,300 NIPSCO Industries Inc...............................       50,652,638
 1,600,000 PECO Energy Co......................................       40,400,000
   302,000 Powergen PLC ADR....................................       11,929,000
 3,341,700 Southern Co.........................................       75,605,963
 1,319,700 TECO Energy Inc.....................................       31,837,762
   825,000 Texas Utilities Co..................................       33,618,750
                                                                  --------------
                                                                     994,371,087
           GAS--2.0%
   661,600 Brooklyn Union Gas Co...............................       19,930,700
   225,000 CMS Energy Corp. Class G............................        4,134,375
   444,700 NICOR Inc...........................................       15,898,025
   200,000 Washington Gas Light Co.............................        4,525,000
                                                                  --------------
                                                                      44,488,100

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1996

                                                                      MARKET
                                                                      VALUE
  SHARES   COMPANY                                                   (NOTE 1)
 --------- -------                                                --------------
           TELECOMMUNICATION--12.7%
 1,143,100 Ameritech Corp......................................   $   69,300,438
   565,000 Bellsouth Corp......................................       22,811,875
   115,800 British Telecommunications PLC ADR..................        7,946,775
    50,000 Frontier Corp.......................................        1,131,250
   600,000 GTE Corp............................................       27,300,000
   150,000 Portugal Telecom SA ADS.............................        4,237,500
   200,000 Royal PTT Nederland ADS.............................        7,575,000
 1,318,615 SBC Communications Inc..............................       68,238,326
   664,400 Telefonica De Espana ADS............................       46,009,700
   575,000 Sprint Corp.........................................       22,928,125
                                                                  --------------
                                                                     277,478,989
           NON-UTILITY--9.2%
    50,000 Arden Realty Inc....................................        1,387,500
   253,800 CBL & Associates Properties Inc.....................        6,567,075
   200,000 Centerpoint Properties Corporation..................        6,550,000
   120,000 Chelsea GCA Realty Inc..............................        4,155,000
   100,000 Colonial Properties Trust...........................        3,037,500
   400,000 Crescent Real Estate Equities Inc...................       21,100,000
   150,000 Developers Diversified Realty Corp..................        5,568,750
   400,000 Equity Residential Properties Trust.................       16,500,000
   478,100 First Industrial Realty Trust.......................       14,522,288
   426,300 Gables Residential Trust............................       12,362,700
   455,000 Highwoods Properties Inc............................       15,356,250
   200,000 Meditrust...........................................        8,000,000
   175,000 Macerich Co.........................................        4,571,875
   154,400 Merry Land & Investment Inc.........................        3,319,600
   590,000 Nationwide Health Properties........................       14,307,500
   250,000 Patriot American Hospitality........................       10,781,250
   200,000 Reckson Associates Realty Corp......................        8,450,000
   275,000 Starwood Lodging Trust..............................       15,159,375
   273,400 TriNet Corporate Realty Trust.......................        9,705,700
   200,000 Urban Shopping Centers Inc..........................        5,800,000
   160,600 Vornado Realty Trust................................        8,431,500
   150,000 Weeks Corp..........................................        4,987,500
                                                                  --------------
                                                                     200,621,363
                                                                  --------------
           Total Common Stocks (Cost--$1,437,647,045)..........    1,516,959,539
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1996

                                                                        MARKET
                                                                        VALUE
  SHARES   COMPANY                                                     (NOTE 1)
 --------- -------                                                    ----------
CONVERTIBLE PREFERRED STOCKS--0.0%

           NON-UTILITY--0.0%
    47,000 Tanger Factory Outlet Centers Inc. Series A.............   $1,157,375
                                                                      ----------
           Total Convertible Preferred Stocks (Cost--$989,350).....    1,157,375
                                                                      ----------

BONDS--27.9%

                                                RATINGS
                                       --------------------------
                                                         STANDARD   MARKET
                                        DUFF &             AND      VALUE
  PAR VALUE  COMPANY                    PHELPS   MOODY'S  POOR'S   (NOTE 1)
 ----------- -------                   --------- ------- -------- ----------
             ELECTRIC--16.1%
 $24,920,000 Alabama Power Co.
             9%, due 12/01/24........  AA-        A1       A+     27,570,712
  14,500,000 Commonwealth Edison Co.
             9 3/4%, due 2/15/20.....  BBB        Baa2     BBB    16,003,678
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20.....  BBB        Baa2     BBB     8,518,161
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23.....  BBB        Baa2     BBB    10,179,860
  35,000,000 CTC Mansfield Funding
             Corp.
             10 5/8%, due 9/30/16....  Not Rated  Aaa      AAA    37,421,262
   8,000,000 Duquesne Light Co.
             7.55%, due 6/15/25......  A-         Baa1     BBB+    7,748,672
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22......  Not Rated  Baa3     BBB-    5,189,220
  20,000,000 Illinois Power Co.
             8%, due 2/15/23.........  BBB+       Baa1     BBB    20,025,000
  15,000,000 New York State Electric
             & Gas Corp.
             9 7/8%, due 11/01/20....  Not Rated  Baa1     BBB+   16,264,453
   4,000,000 New York State Electric
             & Gas Corp.
             8 7/8%, due 11/01/21....  Not Rated  Baa1     BBB+    4,217,808
   6,500,000 Ohio Edison Co.
             8 3/4%, due 2/15/98.....  BBB+       Baa2     BBB-    6,651,794

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1996

                                                  RATINGS
                                         --------------------------
                                                           STANDARD    MARKET
                                          DUFF &             AND       VALUE
  PAR VALUE  COMPANY                      PHELPS   MOODY'S  POOR'S    (NOTE 1)
 ----------- -------                     --------- ------- -------- ------------
 $14,105,000 Pennsylvania Power &
             Light Co.
             9 1/4%, due 10/01/19.....   Not Rated  A3       A-     $ 15,412,829
  16,850,000 Pennsylvania Power &
             Light Co.
             9 3/8%, due 7/01/21......   Not Rated  A3       A-       18,636,217
  26,750,000 Philadelphia Electric
             8 3/4%, due 4/01/22......   Not Rated  Baa1     BBB+     28,072,998
  20,950,000 Potomac Electric Power
             Co.
             9%, due 6/01/21..........   AA-        A1       A        23,228,207
   3,000,000 Rochester Gas & Electric
             Corp.
             9 3/8%, due 4/01/21......   BBB+       Baa1     BBB+      3,321,354
  29,830,000 Texas Utilities Electric
             Co.
             9 3/4%, due 5/01/21......   Not Rated  Baa2     BBB+     33,783,754
  10,000,000 Texas Utilities Electric
             Co.
             8 3/4%, due 11/01/23.....   Not Rated  Baa2     BBB+     10,693,939
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23..........   BBB        Baa3     BBB      12,014,507
   4,000,000 Union Electric Co.
             8 3/4%, due 12/01/21.....   AA-        A1       AA-       4,408,024
  29,780,000 Virginia Electric & Power
             Co.
             9 3/8%, due 6/01/98......   A          A2       A        31,031,532
  11,500,000 Virginia Electric & Power
             Co.
             8 1/4%, due 3/01/25......   A          A2       A        12,129,692
                                                                    ------------
                                                                     352,523,673
             GAS--3.4%
  13,000,000 Enron Corp.
             8 1/2%, due 2/01/00......   BBB+       Baa2     BBB+     12,896,791
   8,875,000 Enron Corp.
             9.65%, due 5/15/01.......   BBB+       Baa2     BBB+      9,859,742
   6,000,000 Northwest Pipeline Corp.
             10.65%, due 11/15/18.....   BBB+       Baa1     BBB       6,402,731
  10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21.......   Not Rated  A3       A-       11,184,039
   9,500,000 Transco Energy
             9 1/8%, due 5/01/98......   BBB        Baa2     BBB-      9,858,121

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1996

                                                         RATINGS
                                                 -----------------------
                                                                STANDARD    MARKET
                                                 DUFF &           AND       VALUE
  PAR VALUE  COMPANY                             PHELPS MOODY'S  POOR'S    (NOTE 1)
 ----------- -------                             ------ ------- -------- ------------
 $14,500,000 Transcontinental Gas Pipe Line
             Corp.
             9 1/8%, due 2/01/17...............   BBB+   Baa1     BBB    $ 15,153,513
   7,000,000 Williams Co.
             10 1/4%, due 7/15/20..............   BBB    Baa2     BBB-      9,070,754
                                                                         ------------
                                                                           74,425,691
             TELECOMMUNICATION--7.2%
   8,000,000 AT & T Corp.
             8.35%, due 1/15/25................   AA+    Aa3      AA        8,522,776
  13,500,000 Bellsouth Capital Funding Corp.
             9 1/4%, due 1/15/98...............   AA+    Aa1      AAA      13,939,572
  16,500,000 GTE Corp.
             8.85%, due 3/01/98................   A-     A3       BBB+     16,994,142
  17,428,000 GTE Corp.
             9 3/8%, due 12/01/00..............   A-     A3       BBB+     19,134,062
   6,000,000 GTE Corp.
             10 1/4%, due 11/01/20.............   A-     A3       BBB+      6,835,955
  11,995,000 Mountain States Telephone
             9 1/2%, due 5/01/00...............   AA     Aa3      AA-      13,062,626
  13,750,000 New England Telephone & Telegraph
             9%, due 8/01/31...................   AA     Aa2      AA-      15,230,269
  10,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23...............   A      A2       A         9,962,500
  20,000,000 New York Telephone Co.
             7%, due 8/15/25...................   A      A2       A        18,598,578
  20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31...............   A      A2       A        23,457,913
   5,000,000 Pacific Bell
             8 1/2%, due 8/15/31...............   AA-    A1       AA-       5,303,909
   5,000,000 US West Communications
             8 7/8%, due 6/01/31...............   AA-    Aa3      A+        5,424,940
                                                                         ------------
                                                                          156,467,242

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1996

                                                  RATINGS
                                          -----------------------
                                                         STANDARD     MARKET
                                          DUFF &           AND        VALUE
  PAR VALUE  COMPANY                      PHELPS MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                      ------ ------- -------- --------------
             NON-UTILITY--1.2%
 $15,700,000 American General Corp.
             9 5/8%, due 2/01/18........   AA-    A1       AA-    $   16,840,540
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20........   A-     Baa1     BBB+        9,882,479
                                                                  --------------
                                                                      26,723,019
                                                                  --------------
             Total Bonds (Cost--$600,850,852)....................    610,139,625
                                                                  --------------

U.S. TREASURY OBLIGATIONS--1.6%
  29,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01................................     34,827,201
                                                                  --------------
             Total U.S. Treasury Obligations (Cost--
             $35,325,625)........................................     34,827,201
                                                                  --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--0.1%
   1,659,167 Federal National Mortgage Association
             8%, due 5/01/05.....................................      1,689,240
                                                                  --------------
             Total U.S. Government Agency Obligations (Cost--
             $1,714,646).........................................      1,689,240
                                                                  --------------

COMMERCIAL PAPER--1.4%
  30,000,000 General Electric Capital Corp.
             5.50%, due 1/07/97..................................     29,972,500
                                                                  --------------
             Total Commercial Paper (Amortized cost--
             $29,972,500)........................................     29,972,500
                                                                  --------------
             TOTAL INVESTMENTS (Cost--$2,106,500,018) (100.4%)... $2,194,745,480
                                                                  ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1996

ASSETS:
Investments at market value:
 Common stocks (cost $1,437,647,045)..........................  $1,516,959,539
 Convertible preferred stock (cost $989,350)..................       1,157,375
 Bonds (cost $600,850,852)....................................     610,139,625
 U.S. Treasury obligations (cost $35,325,625).................      34,827,201
 U.S. Government agency obligations (cost $1,714,646).........       1,689,240
 Commercial paper (amortized cost $29,972,500)................      29,972,500
Interest-bearing deposits with custodian......................         473,409
Receivables:
 Securities sold..............................................     165,296,837
 Interest.....................................................      15,495,521
 Dividends....................................................      16,530,179
Pre-paid expenses.............................................          52,300
                                                               ---------------
  Total Assets................................................  $2,392,593,726
                                                               ===============
LIABILITIES:
Payable for investments purchased.............................  $   85,341,315
Due to Adviser (Note 2).......................................       3,076,344
Due to Administrator (Note 2).................................         739,682
Dividends payable on common stock.............................      15,979,316
Dividends payable on remarketed preferred stock...............       1,299,126
Accrued expenses..............................................       1,353,877
Commercial paper outstanding (Note 6).........................      98,360,808
                                                               ---------------
  Total Liabilities...........................................     206,150,468
                                                               ---------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000
shares authorized and 5,000 shares issued and outstanding,
liquidation preference $100,000 per share) (Note 5)...........     500,000,000
                                                               ---------------
Common stock ($.001 par value; 250,000,000 shares authorized
and 199,741,443 shares issued and outstanding) (Note 4).......         199,741
Paid-in surplus (Note 4)......................................   1,777,499,706
Accumulated net realized loss on investments.................. (   180,110,936)
Undistributed net investment income...........................         609,285
Net unrealized appreciation on investments....................      88,245,462
                                                               ---------------
  Net assets applicable to common stock (equivalent to $8.44
  per share based on 199,741,443 shares outstanding)..........   1,686,443,258
                                                               ---------------
  Total Capital (Net Assets)..................................   2,186,443,258
                                                               ---------------
  Total Liabilities and Capital...............................  $2,392,593,726
                                                               ===============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
 Interest.......................................................  $ 59,253,073
 Dividends (less withholding tax of $1,344,225).................   133,108,024
                                                                 -------------
  Total investment income.......................................   192,361,097

EXPENSES:

 Commercial paper interest expense (Note 6).....................     6,215,933
 Management fees (Note 2).......................................    12,254,315
 Administrative fees (Note 2)...................................     2,944,545
 Transfer agent fees............................................       714,200
 Custodian fees.................................................       286,800
 Remarketing agent fees.........................................     1,270,833
 Shareholder reports............................................       549,000
 Legal and audit fees...........................................       159,950
 Directors' fees (Note 2).......................................       201,400
 Other expenses.................................................       635,281
                                                                 -------------
  Total expenses................................................    25,232,257
                                                                 -------------
  Net investment income.........................................   167,128,840

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

 Net realized gain on investments...............................    10,386,225
 Net change in unrealized appreciation on investments........... (  90,555,515)
                                                                 -------------
  Net loss on investments....................................... (  80,169,290)
                                                                 -------------
  Net increase in net assets resulting from operations..........  $ 86,959,550
                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE YEAR ENDED DECEMBER 31
                                              --------------------------------
                                                   1996             1995
                                              ---------------  ---------------
FROM OPERATIONS:

Net investment income........................  $  167,128,840  $   164,486,063
 Net realized gain (loss) on investments.....      10,386,225       11,609,834
 Net change in unrealized appreciation
 (depreciation) on investments............... (    90,555,515)     305,307,239
                                              ---------------  ---------------
  Net increase in net assets resulting from
  operations.................................      86,959,550      481,403,136

DISTRIBUTIONS TO STOCKHOLDERS FROM:

 Net investment income--preferred stock (Note
 5).......................................... (    20,294,342) (    22,621,518)
 Net investment income--common stock (Note
 3).......................................... (   146,738,947) (   142,377,331)
                                              ---------------  ---------------
  Total distributions........................ (   167,033,289) (   164,998,849)

FROM CAPITAL STOCK TRANSACTIONS (NOTE 4):

 Shares issued to common stockholders from
 dividend reinvestment.......................      27,186,063       26,836,422
                                              ---------------  ---------------
 Net increase in net assets derived from
 capital share transactions..................      27,186,063       26,836,422
                                              ---------------  ---------------
  Total increase (decrease).................. (    52,887,676)     343,240,709

TOTAL NET ASSETS:

 Beginning of year...........................   2,239,330,934    1,896,090,225
                                              ---------------  ---------------
 End of year (including undistributed net
 investment income of $609,285 and $513,734
 respectively)...............................  $2,186,443,258   $2,239,330,934
                                              ===============  ===============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

CASH FLOWS FROM (FOR):
OPERATING ACTIVITIES
 Interest received..............................  $  59,709,844
 Income dividends received......................    127,243,954
 Operating expenses paid (excluding interest)... (   18,718,205)
 Interest paid on commercial paper.............. (    6,110,998)
                                                 --------------
  Net cash provided by operating activities....................   $162,124,595
INVESTING ACTIVITIES
 Purchase of investment securities.............. (5,727,593,679)
 Proceeds from sale/redemption of investment
 securities.....................................  5,687,336,013
 Return of capital on investments...............      3,220,304
 Long-term capital gains dividends received.....        373,891
                                                 --------------
  Net cash used in investing activities........................  (  36,663,471)
FINANCING ACTIVITIES
 Dividends paid................................. (  165,383,848)
 Proceeds from issuance of common stock under
 dividend reinvestment plan.....................     27,186,063
 Change in net proceeds from issuance of
 commercial paper............................... (   14,949,804)
                                                 --------------
  Net cash used in financing activities........................  ( 153,147,589)
                                                                 -------------
Net decrease in cash and cash equivalents......................  (  27,686,465)
                                                                 -------------
Cash and cash equivalents--beginning of year...................     28,159,874
                                                                 -------------
Cash and cash equivalents--end of year.........................   $    473,409
                                                                 =============
Reconciliation of net investment income to net
cash provided by operating activities:
 Net investment income.........................................   $167,128,840
 Adjustments to reconcile net investment income
 to net cash provided by operating activities:..
  Decrease in interest receivable...............        456,772
  Increase in dividends receivable.............. (    5,864,071)
  Increase in accrued expenses..................        403,054
                                                 --------------
   Total adjustments...........................................  (   5,004,245)
                                                                 -------------
 Net cash provided by operating activities.....................   $162,124,595
                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

(1) SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1996, the Fund had tax capital loss carryforwards of $142,893,126 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996

  liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, .10% of average weekly net assets from $1 billion to $1.5 billion, and .06% of average weekly net assets in excess thereof. Directors of the Fund not affiliated with the Adviser receive a fee of $17,500 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 1996:


 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
01-31-96  02-12-96   $.06
02-29-96  03-11-96    .06
03-29-96  04-10-96    .06
04-30-96  05-10-96    .06
05-31-96  06-10-96    .06
06-28-96  07-10-96    .06

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
07-31-96  08-12-96   $.06
08-30-96  09-10-96    .06
09-30-96  10-10-96    .06
10-31-96  11-12-96    .06
11-29-96  12-10-96    .06
12-31-96  01-10-97    .08

(4) CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996

  Transactions in common stock and paid-in surplus during 1995 and 1996 were as follows:

                               FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                  DECEMBER 31                DECEMBER 31
                           -------------------------- --------------------------
                                      1995                       1996
                           -------------------------- --------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           ----------- -------------- ----------- --------------
Beginning capitalization.  193,221,697 $1,723,676,962 196,502,240 $1,750,513,384
Dividend reinvestment....    3,280,543     26,836,422   3,239,203     27,186,063
                           ----------- -------------- ----------- --------------
 Total capitalization....  196,502,240 $1,750,513,384 199,741,443 $1,777,699,447
                           =========== ============== =========== ==============

(5) REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 3.800% to 4.385% during the year ended December 31, 1996.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6) COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 4.93% to 5.61% during the year ended December 31, 1996. At December 31, 1996, the Fund had Notes outstanding of $98,360,808.

(7) INVESTMENT TRANSACTIONS:

  For the year ended December 31, 1996, purchases and sales of investment securities (excluding short-term securities) were $4,879,330,059 and $4,866,319,355, respectively. For federal income tax purposes, at December 31, 1996, the gross unrealized depreciation on investments was $65,646,446 and gross unrealized appreciation was $110,959,120. The cost of investments for financial reporting and Federal income tax purposes was $2,106,500,018 and $2,149,432,806, respectively.

            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                                            FOR THE YEAR ENDED DECEMBER 31
                           -----------------------------------------------------------------------
                              1996        1995        1994         1993        1992        1991
                           ----------  ----------  ----------   ----------  ----------  ----------
Net asset value:
 Beginning of year.......      $ 8.85      $ 7.23      $ 9.65       $ 9.67      $ 9.55      $ 8.29
                               ------      ------      ------       ------      ------      ------
Net investment income....        0.84        0.85        0.82         0.81        0.89        0.95
Net realized gain (loss)
and change in unrealized
appreciation/depreciation     (  0.41)       1.62     (  2.42)        0.09        0.11        1.25
on investments...........     -------        ----     -------         ----        ----        ----
Total from investment
operations...............        0.43        2.47     (  1.60)        0.90        1.00        2.20
Dividends on preferred
stock from net investment
income                        (  0.10)    (  0.12)    (  0.10)     (  0.08)    (  0.10)    (  0.17)
Dividends on common stock
from net investment
income                        (  0.74)    (  0.73)    (  0.72)     (  0.74)    (  0.78)    (  0.77)
Dividends on common stock
from net realized capital     (  0.00)    (  0.00)    (  0.00)     (  0.10)    (  0.00)    (  0.00)
gains....................     -------     -------     -------      -------     -------     -------
 Total distributions.....     (  0.84)    (  0.85)    (  0.82)     (  0.92)    (  0.88)    (  0.94)
Net asset value:
 End of year.............      $ 8.44      $ 8.85      $ 7.23       $ 9.65      $ 9.67      $ 9.55
                               ======      ======      ======       ======      ======      ======
Per share market value:
 End of year.............      $8.625      $ 9.00      $ 7.88       $10.50      $10.50      $10.00
Ratio of expenses to
average net assets.......        1.18%       1.23%       1.18%        1.04%       1.04%       1.17%
Total investment return..        4.68%      24.77%     (18.04%)       8.43%      13.81%      24.56%
Ratio of net investment
income to average net
assets...................        7.79%       8.13%       7.66%        6.09%       6.99%       7.75%
Portfolio turnover rate..      226.21%     188.28%     129.56%       56.11%      43.30%      41.09%
Average commission rate
paid per share...........     $0.0232          **          **           **          **          **
Net assets, end of year
(000s omitted)...........  $2,186,443  $2,239,331  $1,896,090   $2,017,833  $1,997,984  $1,863,427

--------
**Not required for years beginning before September 1, 1995

BOARD OF DIRECTORS

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

ROBERT J. DAY

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

OFFICERS

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

RICHARD J. SPLETZER, CFA, CIC
Executive Vice President and  Chief Investment Officer

T. BROOKS BEITTEL
Senior Vice President, Secretary and Treasurer

NATHAN I. PARTAIN
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

MICHAEL SCHATT
Vice President

DIANNA P. WENGLER
Assistant Secretary

DUFF & PHELPS
UTILITIES INCOME INC.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(800) 680-4367
(312) 368-5510

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
1-800-432-8224

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.




[LOGO]

ANNUAL REPORT

DECEMBER 31, 1996